Exhibit 3.1

Delaware
The First State
I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “SUNDANCE ENERGY, L.P.”, CHANGING ITS NAME FROM “SUNDANCE ENERGY, L.P.” TO “ENERGY RESOURCES 12, L.P.”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF MARCH, A.D. 2017, AT 3:50 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
6262714 8100 SR# 20171839829	Authentication: 202217762 Date: 03-17-17

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:50 PM 03/17/2017
FILED 03:50 PM 03/16/2017
SR 20171839829 – File Number 626714

CERTIFICATE OF AMENDMENT
of the
CERTIFICATE OF LIMITED PARTNERSHIP
of
SUNDANCE ENERGY, L.P.
Sundance Energy, LP.(the “Partnership”), a limited partnership duly organized and existing under and by virtue of the Revised Uniform Limited Partnership Act of the State of Delaware (the “Act”) does hereby certify:
FIRST: That the Partnership duly adopted the following amendments to the Certificate of Limited Partnership of the Partnership:
RESOLVED, that the Certificate of Limited Partnership of the Partnership be amended by changing Section 1 and Section 3 thereof, so that, as amended, said Section 1 and Section 3 shall read in their entirety as follows:
“1. The name of the limited partnership is Energy Resources 12, L.P.”
“3. The name and address of the sole general partner is as follows:
Energy Resources 12 GP, LLC
814 E. Main Street
 Richmond, VA 23219”
SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of the Act and the limited partnership agreement of the Partnership.
IN WITNESS WHEREOF, the Partnership has caused this Certificate of Amendment to be executed as of the 17th day of March, 2017.
Energy Resources 12 GP, LLC
General Partner

By: /s/ Glade Knight
Glade Knight, Authorized Person

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “SUNDANCE ENERGY 12, L.P.”, CHANGING ITS NAME FROM “SUNDANCE ENERGY 12, L.P.” TO “SUNDANCE ENERGY, L.P.”, FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF JANUARY, A.D. 2017, AT 2:52 O`CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

6262714 8100 SR# 20170298050	Authentication: 201892783 Date: 01-18-17

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 02:52 PM 01/18/2017 FILED 02:52 PM 01/18/2017 SR 20170298050 - File Number 6262714

CERTIFICATE OF AMENDMENT

of the

CERTIFICATE OF FORMATION

of

SUNDANCE ENERGY 12, L.P.

Sundance Energy 12, L.P. (the “Partnership”), a limited liability Partnership duty organized and existing under and by virtue of the Limited Partnership Act of the State of Delaware does hereby certify:

FIRST: That the sole general and limited partners of the Partnership duly adopted the following amendments to the Certificate of Formation of the Partnership:

RESOLVED, that the Certificate of Formation of the Partnership be amended by changing Section 1 and Section 3 thereof, so that, as amended, said Section 1 and Section 3 shall read in its entirety as follows:

“1. The name of the limited partnership is Sundance Energy, L.P.”

“3. The name and address of the sole general partner is as follows:

Sundance Energy GP, LLC

814 E. Main Street

Richmond, VA 23219”

SECOND: That the sole general and limited partners of the Partnership approved said amendment by written consent dated January 18, 2017.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of the Limited Partnership Act of the State of Delaware and the limited partnership agreement of the Partnership.

IN WITNESS WHEREOF, the Partnership has caused this Certificate of Amendment to be executed as of the date first above written.

Sundance Energy GP, LLC

By:	/s/ Glade Knight
Glade Knight Authorized Person

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF “SUNDANCE ENERGY 12, L.P.”, FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF DECEMBER, A.D. 2016, AT 4:44 O`CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

6262714 8100 SR# 20167280403	Authentication: 203593486 Date: 12-28-16

You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 04:44 PM12/27/2016 FILED 04:44 PM 12/27/2016 SR 20167280403 - File Number 6262714

CERTIFICATE OF LIMITED PARTNERSHIP

OF

SUNDANCE ENERGY 12, L.P.

The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, does hereby certify as follows:

1.         The name of the limited partnership is:

Sundance Energy 12, L.P.

2.             The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, Delaware 19801. The name of the partnership’s registered agent at such address is The Corporation Trust Company.

3.             The name and mailing address of the sole general partner is as follows:

Sundance Energy 12 GP, LLC

814 E. Main St

Richmond, VA 23219

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership as of the 27th day of December, 2016.

SUNDANCE ENERGY 12 GP, LLC General Partner

By:	/s/ David Buckley
David Buckley Authorized Person